Exhibit 10.1
EXECUTION COPY
FOURTH OMNIBUS AMENDMENT
(Apple Ridge)
     THIS Fourth Omnibus Amendment (this “Agreement”) is entered into this 29th day of November, 2006 for the purpose of making amendments to the documents described in this Agreement.
     WHEREAS, this Agreement is among (i) Cartus Corporation, a Delaware corporation (“Cartus”), (ii) Cartus Financial Corporation, a Delaware Corporation (“CFC”), (iii) Apple Ridge Services Corporation, a Delaware corporation (“ARSC”), (iv) Apple Ridge Funding LLC, a limited liability company organized under the laws of the State of Delaware (the “Issuer”), (v) The Bank of New York, as successor to JPMorgan Chase Bank, N.A., a banking corporation organized and existing under the laws of New York, as successor Indenture Trustee. (the “Indenture Trustee”), (vi) The Bank of New York, a New York state banking corporation (the “Paying Agent”), as paying agent, authentication agent and transfer agent and registrar, (vii) the Conduit Purchasers, Committed Purchasers and Managing Agents party to the Note Purchase Agreement defined below, and (viii) Calyon Corporate and Investment Bank, as Administrative Agent and Lead Arranger (the “Administrative Agent”).
     WHEREAS, this Agreement relates to the following documents (as such documents have previously been amended):
          —Master Indenture dated as of April 25, 2000 (the “Master Indenture”) among the Issuer, the Indenture Trustee and the Paying Agent.
          —Transfer and Servicing Agreement dated as of April 25, 2000 (the “Transfer and Servicing Agreement”) by and between ARSC, as transferor, Cartus, as originator and servicer, CFC, as originator, the Issuer, as transferee and the Indenture Trustee;
          —Indenture Supplement dated as of January 31, 2005 (the “Indenture Supplement”) among the Issuer, the Indenture Trustee and the Paying Agent;
          —Note Purchase Agreement dated as of January 31, 2005 (the “Note Purchase Agreement”) among the Issuer, Cartus, as servicer, the Conduit Purchasers, Committed Purchasers and Managing Agents party thereto, and the Administrative Agent; and
     WHEREAS, the Transfer and Servicing Agreement, Indenture Supplement and the Note Purchase Agreement are, in this Agreement, collectively the “Affected Documents”;
     WHEREAS, terms used in this Agreement and not defined herein shall have the meanings assigned to such terms in the Purchase Agreement, and, if not defined therein, as defined in the Master Indenture.

     NOW, THEREFORE, the parties hereto hereby recognize and agree:
1.	Effective as of the date hereof, the Note Purchase Agreement is hereby amended as follows:
a.	Section 1.01 is hereby amended to delete the definition of “Commitment Termination Date” in its entirety and to substitute therefor the following definition of “Commitment Termination Date”:

“Commitment Termination Date” means November 27, 2007, or such later date to which the Termination Date may be extended in accordance with Section 2.11 of this Agreement.”

b.	Schedule II is hereby amended to delete in its entirety and to substitute therefor the following:
SCHEDULE II
PURCHASER GROUP INFORMATION

Managing Agent	Conduit Purchaser(s)	Committed Purchaser(s)	Commitment(s)	Purchaser Group Limit

CALYON Corporate and Investment Bank	Atlantic Asset Securitization Corp.	Calyon New York Branch	$206,818,182	$206,818,182

BMO Capital Markets Corp.	Fairway Finance Company, LLC	The Bank of Montreal	$177,272,727	$177,272,727

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch	Victory Receivables Corporation	The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch	$118,181,818	$118,181,818

The Bank of Nova Scotia	Liberty Street Funding Corp.	The Bank of Nova Scotia	$147,727,273	$147,727,273

SMBC Securities, Inc.	Manhattan Asset Funding Company LLC	Sumitomo Mitsui Banking Corporation	$50,000,000	$50,000,000
2.	Effective as of the date hereof, the Transfer and Servicing Agreement is hereby amended as follows:
a.	Section 1.01 is hereby amended to delete the definition of “Reported EBITDA”.

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b.	Section 9.01 is hereby amended to delete clause (f) in its entirety and to substitute therefor the following clause (f):

“Realogy shall fail to have a long-term unsecured debt rating of BB- or better from Standard & Poors and Ba3 or better from Moody’s;”
3.	Effective as of the date hereof, the Indenture Supplement is hereby amended as follows:
a.	Section 6.01(j) is hereby amended to delete the figure “one hundred fifty (150)” and to substitute therefor “one hundred eighty (180)”

b.	Section 6.01(k) is hereby amended to delete the figure “one hundred twenty (120)” and to substitute therefor “one hundred fifty (150)”

c.	Section 2.01 is hereby amended to delete the definition of “Yield Reserve Ratio” in its entirety and to substitute therefor the following definition of “Yield Reserve Ratio”:

““Yield Reserve Ratio” shall mean, as of any date of determination, the quotient expressed as a percentage, of (a) the product of (i) the sum of (A) the product of (1) the Applicable Yield Factor multiplied by (2) the one-month Eurodollar Rate as of the last Business Day of the immediately preceding Monthly Period plus (B) 0.75% multiplied by (ii) 2.25 multiplied by the Average Days Outstanding as of the end of the immediately preceding Monthly Period divided by (b) 360. For purposes of the foregoing, the “Applicable Yield Factor” shall be 1.25, provided that if the Average Days in Inventory for Appraised Value Homes for any Monthly Period is equal to or greater than one hundred fifty (150) days, then commencing on such date the Applicable Yield Factor shall be 2.25 and shall continue to be 2.25 until such time as the Average Days in Inventory for Appraised Value Homes has been reduced to and remained below one hundred fifty (150) days for two (2) consecutive Monthly Periods.”
4.	Effective as of the date hereof, the Master Indenture is hereby amended as follows:
a.	Obligor Limit: The definition of “Obligor Limit” is hereby amended to add the following proviso at the end of the first sentence therein:

“, and provided, further, that notwithstanding the foregoing, with respect to Accenture Ltd., so long as Accenture Ltd. has (i) an unsecured long-term debt rating (or equivalent shadow rating) of “A+” or better from S&P and (ii) either no unsecured long-term rating from Moody’s or an unsecured long-term rating of “A1” or better from Moody’s, Accenture Ltd. shall have an Obligor Limit of 6% of the Aggregate Receivable Balance.”
5.	Conditions Precedent.
a.	This Agreement shall be effective upon satisfaction of the following conditions precedent: the Indenture Trustee shall have previously received (a) counterparts of the signature pages hereto executed by all parties hereto, (b) counterparts of the

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signature pages to the amended and restated Fee Letter (as defined in the Indenture Supplement) executed by all parties thereto, (c) the consent of the Majority Investors to the execution of this Agreement, which consent shall be evidenced by their execution of the signature pages attached to this Agreement, and (d) counterparts of an Assignment and Acceptance, executed by all of the Purchasers party hereto confirms the information set forth in Section 1(a) hereof.

b.	The Issuer shall have caused to be executed and delivered to The Bank of New York, as authentication agent, (i) a Series 2005-1 Note in the amount of $50,000,000 payable to the order of SMBC Securities, Inc., as Managing Agent for its Purchaser Group, together with an Issuer Order requesting authentication of the same and (ii) a Series 2005-1 Note payable to The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (“BTM”), as Managing Agent, in the amount of $118,181,818, together with an Issuer Order requesting authentication of the same upon BTM’s surrender to the Authentication Agent of its pre-existing Series 2005-1 Note. The Issuer further agrees, upon request from any other Managing Agent, to execute and deliver, and request the Authentication Agent to authenticate, a replacement Series 2005-1 Note payable to such Managing Agent in the amount of its new Purchaser Group Limit upon surrender of such Managing Agent’s pre-existing Series 2005-1 Note.
6.	THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
7.	This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
8.	Upon the effectiveness of this Agreement: (i) all references in any Affected Document to “this Agreement”, “hereof”, “herein” or words of similar effect referring to such Affected Document shall be deemed to be references to such Affected Document as amended by this Agreement; (ii) each reference in any of the Affected Documents to any other Affected Document and each reference in any of the other Transaction Documents to any of the Affected Documents shall each mean and be a reference to such Affected Document as amended by this Agreement; and (iii) each reference in any Transaction Document to any of the terms or provisions of an Affected Document which are redefined or otherwise modified hereby shall mean and be a reference to such terms or provisions as redefined or otherwise modified by this Agreement; provided, that, notwithstanding the foregoing or any other provisions of this Agreement , the amendments contained in this Agreement shall not be effective to (x) modify on a retroactive basis any representations or warranties previously made under the Purchase Agreement, Receivables Purchase Agreement or Transfer and Servicing Agreement with respect to Receivables transferred or purported to have

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been transferred thereunder prior to the date herein, which representations and warranties shall continue to speak as of the dates such Receivables were transferred and based on the terms and provisions of the Affected Documents as in effect at such time or (y) otherwise modify the terms of any transfer or purported transfer of any Receivable transferred or purported to be transferred pursuant to the Purchase Agreement prior to the date herein.

9.	This Agreement shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Affected Documents other than as set forth herein, each of which Affected Document, as modified hereby, remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

10.	By its signature hereto each of the investors signing hereto as an Investor (constituting all of the Investors in Series 2005-1) hereby direct the Indenture Trustee to agree, consent to and accept this Agreement. For the purposes of the signature pages hereto, the term “Investor” is synonymous with the term “Noteholder” as defined in the Master Indenture.

11.	The Issuer represents and warrants that the Apple Ridge Funding, LLC Secured Variable Funding Notes, Series 2005-1 (the “Series 2005-1 Notes”) are the only Notes outstanding under the Master Indenture. Each Conduit Purchaser party hereto represents and warrants that (i) it is the beneficial owner of the Series 2005-1 Notes currently outstanding issued in its favor; (ii) it is duly authorized to consent to this Agreement and to direct the Indenture Trustee as set forth herein; and (iii) its authorization has not been granted or assigned to any other person or entity.

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EXECUTION COPY
IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

CARTUS CORPORATION
By:	/s/ David M. Rapp
	Name:	David M. Rapp
	Title:	Vice President

CARTUS FINANCIAL CORPORATION
By:	/s/ David M. Rapp
	Name:	David M. Rapp
	Title:	Vice President

APPLE RIDGE SERVICES CORPORATION
By:	/s/ David M. Rapp
	Name:	David M. Rapp
	Title:	Vice President

APPLE RIDGE FUNDING LLC
By:	/s/ David M. Rapp
	Name:	David M. Rapp
	Title:	Vice President

Signature Page to Fourth Omnibus Amendment
November 2006

THE BANK OF NEW YORK, as Successor Indenture Trustee and Paying Agent
By:	/s/ Gregory J. Weadock
	Name:	Gregory J. Weadock
	Title:	Trust Officer

Signature Page to Fourth Omnibus Amendment
November 2006

CALYON CORPORATE AND INVESTMENT BANK, as Administrative Agent and a Managing Agent

By:	/s/ Sam Pilcer

Name: Sam Pilcer
Title: Managing Director

By:	/s/ Gary Miller

Name: Gary Miller
Title: Managing Director

CALYON NEW YORK BRANCH, as a Committed Purchaser

By:	/s/ Sam Pilcer

Name: Sam Pilcer
Title: Managing Director

By:	/s/ Gary Miller

Name: Gary Miller
Title: Managing Director

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Purchaser

By:	/s/ Sam Pilcer

Name: Sam Pilcer
Title: Managing Director

By:	/s/ Gary Miller

Name: Gary Miller
Title: Managing Director
Signature Page to Fourth Omnibus Amendment
November 2006

BMO CAPITAL MARKETS CORP., as a Managing Agent

By:	/s/ Brian T. Zaban

Name: Brian T. Zaban
Title: Vice President

BANK OF MONTREAL, as a Committed Purchaser

By:	/s/ Gary Herron

Name: Gary Herron
Title: Associate

FAIRWAY FINANCE COMPANY, LLC, as a Conduit Purchaser

By:	/s/ Amy S. Keith

Name: Amy S. Keith
Title: Vice President
Signature Page to Fourth Omnibus Amendment
November 2006

THE BANK OF NOVA SCOTIA, as a Managing Agent and a Committed Purchaser

By:	/s/ Norman Last

Name: Norman Last
Title: Managing Director

LIBERTY STREET FUNDING CORP., as a Conduit Purchaser

By:	/s/ Jill A. Gordon

Name: Jill A. Gordon
Title: Vice President
Signature Page to Fourth Omnibus Amendment
November 2006

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., New York Branch, as a Managing Agent

By:	/s/ Aditya Reddy

Name: Aditya Reddy
Title: VP

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., New York Branch, as a Committed Purchaser

By:	/s/ Chi-Cheng Chen

Name: Chi-Cheng Chen
Title: Authorized Signatory

VICTORY RECEIVABLES CORPORATION, as a Conduit Purchaser

By:	/s/ Franklin P. Collazo

Name: Franklin P. Collazo
Title Secretary
Signature Page to Fourth Omnibus Amendment
November 2006

SMBC SECURITIES, INC., as a Managing Agent

By:	/s/ Eric Zerof

Name: Eric Zerof
Title: President

SUMITOMO MITSUI BANKING CORPORATION, as a Committed Purchaser

By:	/s/ Shigeru Tsuru

Name: Shigeru Tsuru
Title: Joint General Manager

MANHATTAN ASSET FUNDING COMPANY LLC, as a Conduit Purchaser

By: MAF Receivables Corp., its Member

By:	/s/ Philip A. Martone

Name: Philip A Martone
Title: Vice President
Signature Page to Fourth Omnibus Amendment
November 2006